UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21, 2026

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 21, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) at which the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 8, 2026. At the Special Meeting there were a total of 6,427,376 votes eligible to be cast, with a total of 2,322,467 shares voted in person or by proxy, representing 36.13% of the votes eligible to be cast. The final voting results for each matter are set forth below.

1.	Stock Offering Proposal.

Stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to $10,000,000 of common stock in one or more private placements or public offerings, at a price that may be above, equal to or below the Nasdaq Minimum Price, in accordance with the voting results below.

For	Against	Abstain
2,272,998	49,465	4

2.	Reverse Stock Split Proposal.

Stockholders approved an amendment to the Company’s Sixth Amended and Restated Articles of Incorporation to effect, at the discretion of the Company’s board of directors, a reverse stock split of the Common Stock at a stock split ratio of up to 1-for-250, with the ultimate ratio to be determined by the Company’s board of directors, in its sole discretion, which may be implemented on one or more occasions, when and as needed, to allow the Company to maintain compliance with Nasdaq listing requirements, with the exact stock split ratio or ratios to be determined at the discretion of the Company’s board of directors, in accordance with the voting results below.

For	Against	Abstain
2,271,824	50,639	4

3.	Equity Incentive Plan Proposal.

Stockholders approved a Third Amended and Restated 2020 Equity Incentive Plan (a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference) to (i) adjust the total number of the Company’s shares reserved for issuance under the plan to 50,000,000 shares and (ii) adopt an evergreen provision providing for a 5% automatic annual increase in the shares of Common Stock available for issuance under the plan over a period of ten years, in accordance with the voting results below.

For	Against	Abstain
2,283,378	39,085	4

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: September 22, 2026
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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